UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

ZOOM TELEPHONICS, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
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(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ZOOM TELEPHONICS, INC.
207 South Street
Boston, MA 02111

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
2013 ANNUAL MEETING OF STOCKHOLDERS OF ZOOM TELEPHONICS, INC.
TO BE HELD ON THURSDAY, JUNE 27, 2013

Dear Stockholder:

The 2013 Annual Meeting of Stockholders of Zoom Telephonics, Inc. (the “Company”) will be held at the headquarters of Zoom Telephonics, 207 South Street, Boston, Massachusetts 02111 on Thursday, June 27, 2013 at 10:00 a.m.  The location is near South Station in downtown Boston.

These proposals will be considered at the Annual Meeting:

1.	To elect five (5) Directors to serve for the ensuing year and until their successors are duly elected.

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013.

3.
To approve the amendment to the Zoom Telephonics, Inc. 2009 Stock Option Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 2,500,000 shares to 5,500,000 shares.

4.
To approve the amendment to the Zoom Telephonics, Inc. 2009 Directors Stock Option Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 400,000 shares to 700,000 shares.

5.	To approve an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote).

6.	To approve an advisory vote on the frequency (1 year, 2 years or 3 years) of holding future say-on-pay votes.

The Board of Directors recommends a vote FOR these proposals and for 1 year in proposal 6.

The Board of Directors has fixed the close of business on April 30, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

This Notice also constitutes notice of the 2013 Annual Meeting of Stockholders of the Company.

This Notice is being mailed to stockholders on or about May 10, 2013.

You may vote your proxy when you view the materials on the Internet.
You will be asked to enter your control number, which is on your notice.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting where you may vote in person can be found on our website, www.zoomtel.com/about/directions.html.

Stockholders may be deemed to be present in person and to vote at the Annual Meeting by requesting a paper or e-mail copy of the Proxy Card, and either mailing it back or voting by Internet or telephone in accordance with the instructions on the Proxy Card.

The following Proxy Materials are available for you to review online at www.edocumentview.com/ZMTP

●	the Company’s 2013 Proxy Statement (including all attachments thereto);
●	the Company Annual Report for the year ended December 31, 2012 (which is not deemed to be part of the official proxy soliciting materials); and
●	any amendments to the foregoing materials that are required to be furnished to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 27, 2013:

●
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

●	The Company’s Proxy Statement, Annual Report and other proxy materials are available at www.edocumentview.com/ZMTP.

●
If you would like to receive a paper or e-mail copy of these documents, you must request them. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 17, 2013 to facilitate timely delivery.

If you are a shareholder of record, to request a paper copy of the Proxy Materials please call 1-866-641-4276; or you may request a paper or email copy by email at investorvote@computershare.com or by logging onto www.investorvote.com/ZMTP.

If you hold your shares with a bank or broker, i.e. in street name, you will receive a notice indicating how to request a paper copy of the Proxy Materials.  Most banks and brokers likely use Broadridge and therefore you may call 1-800-579-1639, or you may request a paper or email copy by email at sendmaterial@proxyvote.com  or by logging onto www.proxyvote.com.  However, for some shareholders this may not be the case.  Therefore, it’s important to review your individual notice for the specific details.

The Proxy Materials for Zoom Telephonics, Inc. are available to review at:
www.edocumentview.com/ZMTP

Note: There is a Control Number that comes with materials notifying you of the Stockholder Meeting.  You will need this Control Number to request a paper copy of the Proxy Materials, to view your proxy materials online, or to vote your proxy electronically.

ZOOM TELEPHONICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 27, 2013

The undersigned stockholder of Zoom Telephonics, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 10, 2013, and hereby appoints Frank Manning and Kerry Smith, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 207 South Street, Boston, Massachusetts 02111, on Thursday, June 27, 2013 at 10:00 A.M. Eastern time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES AND FOR ALL OTHER PROPOSALS.

Notice of Internet Availability of Proxy Material: The Notice of Meeting, proxy statement and proxy card are available at www.edocumentview.com/ZMTP.

DETACH PROXY CARD HERE
v                    v

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS, FOR THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES, AND FOR ALL OTHER PROPOSALS.

1.	Election of Directors:	☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY
			except as marked to the contrary below		to vote for all nominees

Nominees: JOSEPH J. DONOVAN, BERNARD FURMAN, PETER R. KRAMER, FRANK B. MANNING, AND J. RONALD WOODS

Vote withheld from the following Nominee(s): ______________________________________________________________________________

Note: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

2.     To ratify the appointment of Marcum LLP as Zoom Telephonics, Inc.’s independent registered public accounting firm for its fiscal year ending December 31, 2013.

☐ FOR
☐ AGAINST
☐ ABSTAIN

3.     To approve the amendment to the Zoom Telephonics, Inc. 2009 Stock Option Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 2,500,000 shares to 5,500,000 shares.

☐ FOR
☐ AGAINST
☐ ABSTAIN

4.     To approve the amendment to the Zoom Telephonics, Inc. 2009 Directors Stock Option Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 400,000 shares to 700,000 shares.

☐ FOR
☐ AGAINST
☐ ABSTAIN

5.     To approve an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote).

☐ FOR
☐ AGAINST
☐ ABSTAIN

6.     To approve an advisory vote on the frequency of holding future say-on-pay votes.

☐ 1 YEAR
☐ 2 YEARS
☐ 3 YEARS
☐ ABSTAIN

Mark here for address change and note at left	☐

Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.

Signature: ___________________________________Date:_____________

Signature: ___________________________________Date:_____________

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
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